Advisors Disciplined Trust 2191

Supplement to the Prospectus

VMware, Inc. (VMW) has been acquired by Broadcom, Inc. (AVGO) and the trust will receive shares of AVGO and/or cash in exchange for its shares of VMW. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Global Technology Portfolio, Series 2023-4Q will no longer include shares of VMW and may hold additional shares of AVGO received by the trust in connection with the acquisition.

Supplement Dated: November 22, 2023